SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.1)

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Elephant Talk Communications Corp.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) is being filed to amend the preliminary proxy statement (“Proxy Statement”) of Elephant Talk Communications Corp. (the “Company“) for its 2012 Annual Meeting of Stockholders of the Company (the “Meeting”) which was filed with the Securities and Exchange Commission on August 6, 2012, in order to (i) illustrate the number of shares potentially issuable under certain circumstances in connection with the 8% convertible notes issued by the Company on March 30, 2012, and (ii) change the date and venue of the Meeting.

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August [ ● ], 2012

To the Stockholders of Elephant Talk Communications Corp.:

Elephant Talk Communications Corp. (the “Company“) is pleased to send you the enclosed notice of the 2012 Annual Meeting of Stockholders of the Company (the “Meeting“) to be held at 10:00 a.m. on Thursday October 4, 2012 at the Skyline Hotel, 725 Tenth Avenue New York, NY 10019

At the Annual Meeting, you will be asked to consider and vote upon the following items: (1) the election of our Board of Directors; (2) the approval of our issuance of shares in connection with the conversions and stock payments associated with certain 8% senior convertible notes issued on March 30, 2012; (3) the ratification of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012; (4) a non-binding advisory vote on executive compensation; (5) a non-binding advisory vote recommending the frequency of advisory votes on executive compensation; and (6) the transaction of any other business that may properly come before the meeting or any adjournment of the meeting.

 The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, our Board of Directors has unanimously approved the proposals and recommends that you vote FOR each nominee to the Board of Directors and proposal described in the Proxy Statement.  The Board of Directors further recommends that advisory votes on executive compensation should occur every three years.

This year we are pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting

Your vote is important—please date, sign and return your proxy card in the enclosed envelope or vote online as soon as possible to ensure that your shares will be represented and voted at the Meeting even if you cannot attend. If you attend the Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

Sincerely yours,

Steven van der Velden
President and Chief Executive Officer
Elephant Talk Communications Corp.

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ELEPHANT TALK COMMUNICATIONS, CORP.

Schiphol Boulevard 249

1118 BH Schiphol

The Netherlands

31 20 6535916

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

October 4, 2012

To the stockholders of Elephant Talk Communications Corp.:

The annual meeting (the “Meeting“) of stockholders of Elephant Talk Communications Corp. will be held at 10:00 a.m. (Eastern Standard Time) on October 4, 2012 at the Skyline Hotel located at 725 Tenth Avenue New York, NY 10019, for the following purposes:

1.	To elect five directors for a term expiring at the Company's next annual meeting or until their successors are duly elected and qualified;

2.	The approval of our issuance of shares in connection with the conversions and stock payments associated with certain 8% senior secured convertible notes issued on March 30, 2012;

3.	To ratify the appointment of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012;

4.	To conduct a non-binding advisory vote on executive compensation;

5.	To conduct a non-binding advisory vote recommending the frequency of advisory votes on executive compensation;

6.	To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

This year we are pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. If you are a stockholder of record at the close of business on August 6, 2012, you are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. This notice is first being mailed to stockholders on or about August 24, 2012. Please contact Steve Gersten at steve.gersten@elephanttalk.com or  (813)926 8920 if you plan to attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Alex Vermeulen

Secretary

Dated: August __, 2012

Schiphol, The Netherlands

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Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on October 4, 2012.

The proxy statement and annual report to stockholders are available at:
http://viewproxy.com/elephanttalk/2012

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE ON THE INTERNET OR OVER THE TELEPHONE AS INSTRUCTED IN THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS AND ON THE PROXY CARD OR, IF YOU REQUESTED AND RECEIVED A PRINTED COPY OF THE PROXY STATEMENT, COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD USING THE ENCLOSED RETURN ENVELOPE, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

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TABLE OF CONTENTS

		Page Number

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING		7

PROPOSAL 1	ELECTION OF DIRECTORS	16
Corporate Governance		16
Audit Committee Report		25
Executive Compensation		26
Compensation Committee Report		29

PROPOSAL 2	APPROVAL OF OUR issuance of shares in connection with the conversion and stock payment pursuant to certain 8% senior secured convertible notes issued on March 30, 2012	34

PROPOSAL 3	RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2012	39

PROPOSAL 4	To conduct an advisory vote on executive compensation	41

PROPOSAL 5	To conduct an advisory vote on the frequency of future advisory votes on executive compensation	42

OTHER INFORMATION		44

Beneficial Ownership of Principal Stockholders, Officers and Directors		44
Certain Relationships and Related Transactions		45
Deadline for Submission of Stockholder Proposals for 2012 Annual Meeting of Stockholders		46
Stockholder Communications		46
Additional Information		46

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ELEPHANT TALK COMMUNICATIONS CORP.

Schiphol Boulevard 249

1118 BH Schiphol

The Netherlands

31 20 6535916

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

to be held on October 4, 2012, 10:00 a.m.

Skyline Hotel

725 Tenth Avenue

New York, NY 10019

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Elephant Talk Communications Corp. (the “Company”) for use at the Company’s 2012 annual meeting of stockholders, to be held at the Skyline Hotel, located at 725 Tenth Avenue New York, NY 10019, on October 4, 2012, at 10:00 a.m. local time. We intend to mail a Notice Regarding the Availability of Proxy Materials (the “Notice”) to our stockholders on or about August 24, 2012.

The Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice will also instruct you as to how you may submit your proxy on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

For a proxy to be effective, it must be properly executed and received prior to the annual meeting. Each proxy properly tendered will, unless otherwise directed by the stockholder, be voted for the proposals and nominees described in this proxy statement and at the discretion of the proxy holder(s) with regard to all other matters that may properly come before the meeting.

The Company will pay all of the costs of soliciting proxies. We will provide copies of our proxy materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners who request printed copies of these materials and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may also solicit proxies by telephone, facsimile, or personal solicitation; however, we will not pay them additional compensation for any of these services.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which our Board of Directors would like you, as a stockholder, to vote at our annual meeting of the stockholders, which will take place on October 4, 2012 at 10:00 a.m. local time at the at the Skyline Hotel, located at 725 Tenth Avenue New York, NY 10019.

The Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice will also instruct you as to how you may submit your proxy on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

This proxy statement also gives you information on these proposals so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about August 24, 2012 to all stockholders of record entitled to vote at the annual meeting.

In this proxy statement, we refer to Elephant Talk Communications Corp. as the “Company”, “we”, “us” or “our.”

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, $0.00001 par value per share (“Common Stock“), on August 6, 2012 (the “Record Date“) may attend and vote at the Meeting. Each share is entitled to one vote. There were 114,376,209  shares of Common Stock outstanding on the Record Date. All shares of Common Stock shall have one vote per share and vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 44 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Steven van der Velden, our President and Chief Executive Officer, and/or Sarah Williams, counsel to the Company, as your representative at the Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing these persons to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, we think that it is a good idea to complete and return your proxy card before the annual meeting date just in case your plans change. If a proposal comes up for vote at the annual meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

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What am I voting on?

You are being asked to vote on: (i) the election of Steven van der Velden, Johan Dejager, Phil Hickman, Rijkman Groenink, and Charles Levine, as directors of the Company, for a term expiring at the Company’s next annual meeting, or until their successors are duly elected and qualified, (ii) the approval of our issuance of shares in connection with the conversions and stock payments associated with certain 8% senior convertible notes issued on March 30, 2012, (iii) the ratification of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012, (iv) executive compensation as part of a non-binding advisory vote and (vi) the frequency of advisory votes on executive compensation as part of a non-binding advisory vote.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that the stockholders vote “FOR” each nominee to the Board of Directors and each proposal described in the Proxy Statement.  The Board of Directors further recommends that advisory votes on executive compensation (proposal (5)) should occur every three years.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “stockholder of record” who may vote at the annual meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the annual meeting.

How do I vote?

(1)         You may vote by mail. You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the annual meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

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•	as you instruct, and

•	according to the best judgment of the proxies if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	for Messrs. van der Velden, Dejager, Hickman, Groenink, and Levine as nominees for directors of our Board of Directors;

•	to approve our issuance of shares in connection with the conversions and stock payments associated with certain 8% senior convertible notes issued on March 30, 2012;

•	to ratify the appointment of BDO USA, L.L.P as our independent registered public accounting firm for the fiscal year ending December 31, 2012;

•	to approve the compensation of our executive officers;

•	to approve the frequency of future advisory votes on executive compensation to be held every three years; and

•	according to the best judgment of Mr. van der Velden or Ms. Williams, if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

(2)         You may vote in person at the annual meeting. We will pass out written ballots to anyone who wants to vote at the annual meeting. However, if you hold your shares in street name, you must bring to the annual meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

(3)         You may vote online. You may also have access to the materials for the Meeting by visiting the website http://www.viewproxy.com/elephanttalk/2012. You may also cast your vote by visiting http://www.cstproxyvote.com.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

•	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the annual meeting; or

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•	attending the annual meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the annual meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the proposals being placed before our stockholders.

How many votes are required to elect Messrs. van der Velden, Dejager, Hickman, Groenink and Levine as directors?

Each director shall be elected by the affirmative vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. In order for the five nominees to be elected, the number of shares voted “for” each director must exceed the number of votes withheld against such director.

How many votes are required to approve our issuance of shares in connection with the conversion and stock payments associated with certain 8% senior convertible notes issued on March 30, 2012?

The affirmative vote of the majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter as of the record date is required to approve our issuance of shares in connection with the conversion and stock payment pursuant to certain 8% senior convertible notes issued on March 30, 2012. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. The principal terms of our issuance of shares in connection with the conversion and stock payment pursuant to certain 8% senior convertible notes issued on March 30, 2012 have been approved by the Board of Directors.

As of July 31, 2012, directors and executive officers of the Company currently own 14,433,891 shares of Common Stock (which include warrants to purchase 6,542,372  shares of our Common Stock), which is 11.94 % of the outstanding shares. We expect that the directors and executive officers will vote all their shares in favor of the issuance. In addition, pursuant to a voting agreement executed on March 30, 2012 relating to proposal 2, stockholders representing beneficial ownership of approximately 36% of the issued and outstanding shares as of March 9, 2012 agreed to vote in favor of the proposal to approve the issuance of shares of common stock in connection with the conversion and stock payment pursuant to certain 8% senior convertible notes issued on March 30, 2012.

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How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of Common Stock entitled to vote are required to ratify BDO USA, L.L.P as our independent registered public accounting firm for the year ending December 31, 2012. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to this proposal.

How many votes are required for the non-binding advisory vote on executive compensation?

The proposal to approve, on an advisory basis, the compensation awarded to the named executive officers for the fiscal year ending December 31, 2011 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

How many votes are required for non-binding advisory vote recommending the frequency of advisory votes on executive compensation?

For purposes of determining the votes cast with respect to the vote to approve a non-binding advisory vote recommending the frequency of advisory votes on executive compensation, only those votes cast in favor of having the vote occur every one, two or three years are included.   Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present.  In the event there are not sufficient votes for a quorum or to ratify or adopt any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

How will voting on any other business be conducted?

Although we do not know of any business to be conducted at the Annual Meeting other than the proposal described in this proxy statement, if any other business comes before the Annual Meeting, your signed proxy card gives authority to the proxy holders to vote on those matters at their discretion.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the proposals being placed before our stockholders at the Meeting and in favor of all nominees. Additionally, your shares will be counted as a “for” vote in favor of advisory votes on executive compensation to occur every three years.

Where do I find the voting results of the annual meeting?

We will announce voting results at the annual meeting.

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Who can help answer my questions?

You can contact our Secretary and Treasurer, Mr. Alex Vermeulen, at legal@elephanttalk.com or by sending a letter to Mr. Vermeulen at the offices of the Company at Schiphol Boulevard 249, 1118 BH Schiphol, The Netherlands, with any questions about proposals described in this proxy statement or how to execute your vote.

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ELEPHANT TALK COMMUNICATIONS CORP.

Schiphol Boulevard 249

1118 BH Schiphol

The Netherlands

31 20 6535916

PROXY STATEMENT

INTRODUCTION

2012 Annual Meeting of Stockholders

This Proxy Statement is being furnished to holders of shares of common stock, $0.00001 value (the “Common Stock“) of Elephant Talk Communications Corp., a Delaware corporation (the “Company“), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors“) for use at the 2012 Annual Meeting of Stockholders of the Company (the “Meeting“). The Meeting is to be held at the Skyline Hotel, located at 725 Tenth Avenue New York, NY 10019, on October 4, 2012, at 10:00 a.m. local time and at any adjournment or adjournments thereof.

Record Date; Mailing Date

The Board of Directors has fixed the close of business on August 6, 2012 (the “Record Date“) as the record date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting. Only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting. We intend to mail a Notice Regarding the Availability of Proxy Materials (the “Notice”) to our stockholders on or about August 24, 2012. The Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice will also instruct you as to how you may submit your proxy on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

Proposals to be Submitted at the Meeting

At the Meeting, Stockholders will be acting upon the following proposals:

1.	To elect five directors for a term expiring at the Company's next annual meeting, or until their successors are duly elected and qualified;

2.	The approval of our issuance of shares in connection with the conversions and stock payments associated with certain 8% senior secured convertible notes issued on March 30, 2012;

3.	To ratify the appointment of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012;

4.	To conduct a non-binding advisory vote on executive compensation;

5.	To conduct a non-binding advisory vote recommending the frequency of advisory votes on executive compensation;

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6.	To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

Principal Offices

The principal executive offices of the Company are located at Schiphol Boulevard 249, 1118 BH Schiphol, The Netherlands. The Company’s telephone number at such address is 31 20 6535916.

Information Concerning Solicitation and Voting

As of the Record Date, there were 114,376,209 outstanding shares of Common Stock, each share entitled to one vote on each matter to be voted on at the Annual Meeting. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. For the election of directors, each director shall be elected by the affirmative vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors. In order for the five nominees to be elected, the number of shares voted “for” each director must exceed the number of votes withheld against such director. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will be counted in the same manner as abstentions for the purposes of establishing a quorum. As a result, such broker non-votes will have the effect of a vote against proposals 1, 2, 4 and 5. For purposes of proposal 3, abstentions and broker non-votes will be counted solely for the purpose of determining whether a quorum is present.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of proxies

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

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ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL AND IN FAVOR OF THE NOMINEES IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF EACH OF THE PROPOSALS, FOR EACH OF THE NOMINEES TO BE SUBMITTED AT THE MEETING AND FOR ADVISORY VOTES ON EXECUTIVE COMPENSATION TO OCCUR EVERY THREE YEARS.

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PROPOSAL 1

ELECTION OF DIRECTORS

Director Nominees

At the Annual Meeting, five individuals will be elected to serve as directors (the “Directors”) until the next annual meeting or until their successors are duly elected, appointed and qualified. The Company's Board of Directors currently consists of five persons. All of the individuals who are nominated for election to the Board of Directors are existing directors of the Company. Unless a stockholder withholds authority, a properly signed and dated proxy will be voted “FOR” the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of the election, unless the stockholder withholds authority from voting, the proxies will be voted “FOR” any nominee who shall be designated by the present Board of Directors to fill such vacancy.

The five current Directors are to be considered for re-election. Phil Hickman, Rijkman Groenink, and Charles Levine are not related to each other and are “independent” under Section 803 of the NYSEMKT rules. The two other current Directors to be considered for re-election are Steven van der Velden and Johan Dejager, each of whom currently is not independent.

As described above, our Directors will generally serve one-year terms. If all the nominees are elected, the Board of Directors will consist of five directors.

Although we plan to have a five-person Board of Directors following the 2012 Annual Meeting of Stockholders, our Board may utilize its authority granted in the Bylaws to increase the number of Directors and to appoint Directors to ensure compliance with NYSE MKT rules that require that a majority of our Directors be “independent” as defined in NYSE MKT rules. This means the number of Directors may be different than we currently plan.

Information about each of the nominees is set forth below.

Name	Age	Position(s) Held	Director Since
Steven van der Velden.	56	Chairman of the Board, President, Chief Executive Officer	2006
Johan Dejager	53	Director	2006
Phil Hickman(1)(2)(3)	62	Director	2010
Rijkman Groenink (1)(2)(3)	62	Director	2011
Charles Levine (1)(2)(3)	59	Director	2011

(1)	Currently a member of Audit and Finance Committee.
(2)	Currently a member of Nominating and Corporate Governance Committee.
(3)	Currently a member of Compensation Committee.

Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies received FOR the election of each nominee named in this section.

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If any director nominee is unable or unwilling to serve as a nominee at the time of the annual meeting, the persons named as proxies may vote for a substitute nominee designated by the present Board to fill the vacancy or for the balance of the nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a director. Such persons have been nominated to serve until the annual meetings described in this Proxy Statement or until their successors, if any, are elected or appointed. This section contains the names and biographical information for each of the nominees who are our current Directors.

Each director shall be elected by the affirmative vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. In order for the five nominees to be elected, the number of shares voted “for” each director must exceed the number of votes withheld against such director.

The Board of Directors has nominated each of Steven van der Velden, Johan Dejager, Phil Hickman, Rijkman Groenink, and Charles Levine, who each currently serve as a director, to stand for reelection at the Meeting, each to hold office until the next annual meeting of stockholders or until his successor is elected and qualified or until his earlier resignation or removal. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of Steven van der Velden, Johan Dejager, Phil Hickman, Rijkman Groenink, and Charles Levine.

We have been advised by each of Messrs. van der Velden, Dejager, Hickman, Groenink, and Levine, that they are willing to be named as a nominee and each is willing to continue to serve as a Director if reelected. If some unexpected occurrence should make necessary, in the discretion of the Board of Directors, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board of Directors.

Background

The following is a brief summary of the background of each Director of the Company:

Steven van der Velden has been a director since October 24, 2006 and our Chairman, President and Chief Executive Officer since October 30, 2006. Mr. van der Velden has experience in consultancy, logistics, real estate development, and telecommunications, e-commerce and investment management. He founded his first consultancy firm in 1983 and since then Mr. van der Velden has started over a dozen companies. Mr. van der Velden is involved in various Information Communication Technology ventures throughout Europe, North America and the Far East, and currently serves as Chairman of the Board of QAT Investments SA in Luxembourg. In 2000, he co-founded E-commerce Park NV, which has developed a 50,000 sq. ft. data centre and Internet hosting facility, located on top of the various fiber optic landing points in Curacao. In 1994, Mr. van der Velden co-founded the ITA International Telemedia Association, known today as the Network for Online Commerce, and served as its first Chairman. In the same year, he co-founded InTouch Telecom SA/NV to offer a wide range of business and consumer telecom applications to the Belgian Market, and served as its CEO until the company was sold to Global TeleSystems, Inc. in 1999.  From 1988 until 1992 he served as the first Managing Director of Antillephone NV. Currently he is a Director of Unicom NV. Between 1986 and 1988, Mr. van der Velden co-headed a team of 16 consultants, which advised on and implemented a wide range of measures to balance budgets and to restructure the internal organizations of the Governments of both the Dutch Antilles and the island of Curacao. Mr. van der Velden earned his Master’s Degree in Business Administration from Rotterdam School of Management, the Netherlands, and a Master’s Degree in Law from Leiden University, the Netherlands. He splits his time between Curacao, Dutch Antilles and Brussels, Belgium.

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Mr. van der Velden is well qualified to serve on our board because of his 30 years of experience in management of which 20 years has been in telecommunications. In addition, Mr. Van der Velden was selected because he is our Chief Executive Officer.

Johan Dejager has been a director since October 24, 2006. Mr. Dejager is managing director and owner of Osta Carpets, a specialized niche producer of area rugs with production plants in Belgium and a distribution center in Barcelona, and Gaverdal, a finishing plant for the carpet industry. He is also Managing Director of Ligne Pure, a company specialised in the design and manufacturing of handmade carpets for the decorator market. Mr. Dejager serves as a member of the Board of Directors of QAT Investments SA. In addition, he is a shareholder and director of Keyware, a provider of identity-related solutions and services, and of SPARNEX, an engineering company developing and industrializing DSL products for the telecom industry. Mr. Dejager is a member of the Board of Directors of FEBELTEX (the Federation of the Belgian Textile Companies). As Vice-President of the company, Mr. Dejager is in charge of the subdivision of interior textiles. Mr. Dejager holds a Bachelors degree (1981) and a Masters degree in Commercial Engineering from the University of Leuven, Belgium (1981) and an MBA from Insead Fontainebleau, France (1982).

Mr. Dejager is well qualified to serve on our board because of his experience in private equity and as representative of one of our larger shareholder QAT Investments.

Phil Hickman was appointed as director on 29 March 2010. Mr. Hickman manages his own consultancy and advisory business in the fields of corporate strategy and organization, offshore banking, business process outsourcing (BPO), payment & cash management solutions, internet and telephony security, sales and marketing. Mr. Hickman is Chairman of ValidSoft, a member of the Elephant Talk Communications Group, and he is also a Director of Alfa Bank Holdings, the largest privately-owned bank in Russia and part of the Alfa Group.  He also acts as an advisor with the Bank in Russia, Ukraine, Belarus and Kazakhstan. Mr Hickman is also Chairman of Earthport plc, a publicly quoted company in the UK engaged in the Payments industry. Mr. Hickman spent 32 years in HSBC Bank plc and has been responsible for developing and implementing many areas of change and innovation both in the UK and around the world. Before leaving HSBC, Mr. Hickman was Head of Strategy & Planning HSBC Commercial Bank.

Mr. Hickman is well qualified to serve on our board because of his experience in banking and because he is independent.

Rijkman Groenink, was appointed as director on April 1, 2011. Mr. Groenink’s career spans nearly 35 years at ABN Amro, starting in 1974 at Amro, prior to its merger with ABN. He served for more than seven years as Chairman of the Managing Board of ABN Amro Holding NV. Under Groenink’s leadership the bank has been streamlined to focus on its core activities, while bolstering its operations through successful acquisitions, such as Banco Sudameris de Brazil, Delbrück & Co. and Bethmann Maffei in Germany, Michigan National, and the acquisition of Banca Antonveneta. Mr. Groenink was elected European Banker of the Year 2005. In November 2007 he left as Chair at ABN Amro, following the acquisition of the bank by a consortium of banks, comprising of RBS, Fortis and Santander. He is currently a partner at Atlas N.V., an investment vehicle. Mr. Groenink received a law doctorate from the University of Utrecht, a Diploma in Business Administration from Manchester Business School, and a diploma Honoris Causa M.B.A. in International Business from the MIB School of Management in Trieste, Italy. Mr. Groenink received a royal knighthood, when he was appointed Officer in the Order of Oranje-Nassau by Her Majesty Queen Beatrix in 2006.

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Mr. Groenink is well qualified to serve on our board because of his experience as executive chairman in international banking and corporate finance and because he is independent.

Charles Levine was appointed on October 27, 2011 as a Director. Mr. Levine holds an MBA in marketing, management strategy and finance from the Kellogg School of Management – Northwestern University. He was chosen CEO of the Year 2001 by Frost & Sullivan. Mr. Levine resides in Glen Ellen, CA. He served as Senior Vice President of Octtel and as CEO of Cad Forms.Since his retirement as President of Sprint PCS in 2002, Mr. Levine has been an independent Corporate Director for both public and private companies. Mr. Levine began his career as a brand assistant at Procter and Gamble, rising to the position of brand manager. At General Electric Company, Mr. Levine served in product management and marketing, from which he was recruited to join AT&T. At AT&T, he was responsible for AT&T telecom equipment focused on small business customers, generating $2 billion in profitable revenue. He serves as Chairman of the Board of Sierra Wireless and is a Director of Openwave.

Mr. Levine is well qualified to serve on our Board because of his experience as an executive in mobile and communications companies and because he is independent.

Family Relationships

There are no family relationships among our directors and executive officers other than otherwise described above. There is no arrangement or understanding between or among our executive officers and directors pursuant to which any director or officer was or is to be selected as a director or officer.

Director or Officer Involvement in Certain Legal Proceedings

  Except as set forth below, none of the Company’s directors or executive officers have been involved, in the past ten years and in a manner material to an evaluation of such director’s or officer’s ability or integrity to serve as a director or executive officer, in any of those “Certain Legal Proceedings” more fully detailed in Item 401(f) of Regulation S-K, which include but are not limited to, bankruptcies, criminal convictions and an adjudication finding that an individual violated federal or state securities laws.

None of the Company’s directors, officers or affiliates of the registrant, owners of record or beneficially of more than five percent of any class of voting securities of the registrant, or associates of any such directors, officers, affiliates of the registrant, or security holders is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Related party transactions

In fiscal year 2011 no related transactions with amounts exceeding $120,000 occurred or were proposed except as described herein. All future transactions between us and our officers, directors or five percent stockholders, and respective affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of our independent directors who do not have an interest in the transactions and who had access, at our expense, to our legal counsel or independent legal counsel.

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Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting will be required to elect the nominated directors to our Board under Proposal 1. For purposes of the election of directors, abstentions and broker non-votes have no effect on the results of the election.

Board Recommendation

The Board unanimously recommends a vote “For” the election of the nominated slate of directors.

CORPORATE GOVERNACE

Directors and Executive Officers

Listed below are the names of the directors, executive officers and significant employees of the Company, their ages as of June, 2012 and positions held:

Name	Age	Position(s) Held	Director Since
Steven van der Velden.	56	Chairman of the Board, President, Chief Executive Officer	2006
Martin Zuurbier	52	Operations, Chief Technical Officer	2007
Johan Dejager	53	Director	2006
Phil Hickman(1)(2)(3)	62	Director	2010
Rijkman Groenink (1)(2)(3)	62	Director	2011
Charles Levine (1)(2)(3)	59	Director	2011
Mark Nije	49	Chief Financial Officer	n/a
Pat Carroll	54	Chief Executive Officer – Validsoft subsidiary	n/a
Alex Vermeulen	58	General Counsel	n/a

(1)	Member of Audit and Finance Committee.
(2)	Member of Nominating and Corporate Governance Committee.
(3)	Member of Compensation Committee.

Executive Officers

Martin Zuurbier has been responsible for Operations and Chief Technical Officer and a director since January 1, 2007. He resigned from the Board on July 30, 2012 to ensure compliance with NYSE-MKT independent director rules. From January 2005 until January 1, 2007, Mr. Zuurbier had been the Chief Operating Officer and Chief Technology Officer of Benoit Telecom Holding AG, a telecom service provider in Europe that was acquired by us on January 1, 2007. From December 1999 to December 2004, Mr. Zuurbier served as director and was the founder of Vocalis Telecom Group located in The Netherlands and Switzerland. Mr. Zuurbier was responsible for building, maintaining and operating a telecommunications network spanning eight countries in Europe, including all back-office, billing and Client Provisioning Management systems. From January 1995 to June 1999, Mr. Zuurbier was directly involved in the telecommunications industry and was involved in the development of new switching technology in collaboration with hardware manufacturer Dialogic, implementation of the Amsterdam Carrier Ring in 1999 with COLT Telecom BV as the launch customer, and negotiating increased capacity on behalf of various international telecommunications companies. Prior to 1995, Mr. Zuurbier was involved in the production of television commercials for the European market.

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Mark Nije was general manager Europe since January 1 2007, a function he held since the end of 2004 within the acquired Benoit Telecom Group. Mr. Nije was appointed Chief Financial Officer on December 15, 2008. Mr. Nije has experience in finance, project management, business development, investment management, logistics and telecommunications. Mr. Nije started as project manager and management consultant for Tebodin Consulting Engineers and Reitsma & Wertheim M&A specialists, the Netherlands. In 1990 he co-founded Logistic Management International NV (LMI), an international cargo transportation and airport handling company at the airport of Curacao, Netherlands Antilles. During those years he served as a board member and vice-chairman of the Curacao Exporters Association. From 2000-2002 Mr. Nije was co-founder and director of PickYourGifts BV, an internet start-up. In 2003 he became partner of QAT Investments SA, the Luxemburg venture capital fund, where he has been active as investment manager and/or board member in various ICT related ventures of QAT. Currently he is member of the Dutch Association of CEO’s and Directors (NCD). Mr. Nije earned his Master’s Degree in Business Administration from the Rotterdam School of Management, Erasmus University, the Netherlands, and a Bachelor of Science Degree in Building Construction Management from the University of Reading, United Kingdom.

Mr. Nije is a cousin of the wife of Mr. van der Velden. Other than the aforesaid, there are no family relationships between any director or executive officer.

Patrick Carroll is Founder and CEO of ValidSoft Limited, the company that was acquired in 2010 by Elephant Talk Communications. ValidSoft is a software engineering company that develops advanced security software solutions to help global institutions counter the most sophisticated Card and electronic fraud consistent with leading independent research thinking.  Prior to founding ValidSoft, Mr. Carroll was employed as Head of Electronic Trading Technology in Europe for Goldman Sachs International where responsibilities included technical strategy related to Electronic Trading, Client Connectivity and Straight Through Processing (STP).   Mr. Carroll has extensive Financial Services & technical experience (over 25 years) and has previously worked in a senior capacity with J.P Morgan, Credit Suisse Financial Products and Bankers Trust Company.

Alexander Vermeulen has been General Counsel of the company since 2007. Mr. Vermeulen worked for twenty years as manager with ING, one of Europe’s leading financial groups. He served amongst others as General Manager for the Caribbean area and General Manager Postbank Insurances, a leading direct writer in the Dutch market. In Italy he was responsible for all the life insurance activities of ING and was director of various ING entities, amongst which the funds investment company. In 2003 Mr. Vermeulen started his own consultancy company in Italy, initially with advisory services in the life insurance market and broadening later on to other sectors. In 2006 Mr. Vermeulen started working for Elephant Talk as consultant. In 2007 he joined Elephant Talk full time as General Counsel. Mr. Vermeulen holds a Masters degree in Law from Leiden University, the Netherlands.

Yves Van Sante and Martin Zuurbier have been observers to the Board since July 14, 2011 and July 27, 2012, resepctively. Neither Mr. Van Sante or Mr. Zuurbier have any voting power. The Board can request that they leave the Board meetings at any time.

Director Independence

Our Board of Directors has determined that Rijkman Groenink, Phil Hickman and Charles Levine are independent, for NYSE-MKT Stock Market purposes. Except Charles Levine these gentlemen were all re-elected in the General Stockholders Meeting of September 14, 2011. Mr. Levine was appointed by the Board on October 27, 2011. All the gentlemen are members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

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In addition, Rijkman Groenink, Phil Hickman and Charles Levine, qualify as “independent” under special standards established by the SEC for members of audit committees. The Audit and Finance Committee (the “Audit Committee“) includes three independent members. Phil Hickman is determined by the Board of Directors to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules, including that the person meets the relevant definition of an “independent director.” Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Hickman’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Hickman any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board of Directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors. Our Board of Directors also determined that Mr. Hickman has sufficient knowledge in reading and understanding financial statements to serve on the Audit Committee.

Meetings of the Board of Directors and Stockholders

Our Board of Directors met in person and telephonically four times during 2011 and also acted by unanimous written consent. Each of the re-elected members of our Board of Directors was present at all of the Board of Directors meetings held. It is our policy that all directors must attend all stockholder meetings, barring extenuating circumstances.

Board Committees

Our Board of Directors has established three standing committees—Audit & Finance, Compensation, and Nominating and Corporate Governance. All Committees operate under a charter that has been approved by the Board.

Audit & Finance Committee (the “Audit Committee“)

Our Board of Directors has an Audit and Finance Committee, composed of Phil Hickman (Chairman), Rijkman Groenink, and Charles Levine, all of whom are independent directors as defined in accordance with section 3(a)(58)(A) of the Exchange Act and the rules of NYSEMKT. The Board of Directors has determined that Mr. Hickman is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee met four times during 2011. Each of the members was present at one hundred (100%) percent of the Audit Committee meetings held during such director’s tenure as a member of the Audit Committee except Mr. Charles Levein who attended [ ] of the meetings since his appointment in October 2011.

Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit Committee has a charter (which is reviewed annually) and performs several functions. The Audit Committee:

•	evaluates the independence and performance of, and assesses the qualifications of, our independent auditor, and engages such independent auditor;

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•	approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services, and approves in advance any non-audit service to be provided by the independent auditor;

•	monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

•	reviews the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

•	oversees all aspects our systems of internal accounting control and corporate governance functions on behalf of the board;

•	r eview and approve in advance any proposed related-party transactions and report to the full Board on any approved transactions; and

•	provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the board, including Sarbanes-Oxley implementation, and makes recommendations to the Board of Directors regarding corporate governance issues and policy decisions.

Nominating and Corporate Governance Committee

Our Board of Directors has a Nominating and Corporate Governance Committee composed of composed of Rijkman Groenink (Chairman), Phil Hickman and Charles Levine. The Nominating and Corporate Governance Committee is charged with the responsibility of reviewing our corporate governance policies and with proposing new potential director nominees to the Board of Directors for consideration. The Nominating and Corporate Governance Committee met once in 2011 and has a charter which is reviewed annually. All members of the Nominating and Corporate Governance Committee are independent directors as defined by the rules of the NASDAQ Stock Market. The Nominating and Corporate Governance Committee will consider director nominees recommended by security holders. To recommend a nominee please write to the Nominating and Corporate Governance Committee c/o Alex Vermeulen, Elephant Talk Communications Corp., Schiphol Boulevard 249, 1118 BH Schiphol, The Netherlands. The Nominating and Corporate Governance Committee will assess all director nominees using the same criteria. During 2010, we did not pay any fees to any third parties to assist in the identification of nominees. During 2011, we did not receive any director nominee suggestions from stockholders.

The Nominating and Corporate Governance Committee has not formally established any specific, minimum qualifications that must be met by each of our officers or directors or specific qualities or skills that are necessary for one or more of our officers or members of the Board of Directors to possess. However, the committee generally evaluates the following qualities: educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and ability to represent the best interests of our stockholders.

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Compensation Committee

Our Board of Directors also has a Compensation Committee, which reviews or recommends the compensation arrangements for our management and employees and also assists the Board of Directors in reviewing and approving matters such as Company benefit and insurance plans. The Compensation Committee has a charter and is composed of three members: Rijkman Groenink, Phil Hickman (Chairman) and Charles Levine. The Compensation Committee met four times during 2011. Each of the committee members was present at one hundred (100%) percent of the Compensation Committee meetings held during such director’s tenure as a member of the Compensation Committee except Mr. Charles Levein who attended [ ] of the meetings since his appointment in October 2011.

The Compensation Committee has the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation. In 2011, the Compensation Committee did not engage any such compensation consultants or advisers.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the Compensation Committee, or other committee serving an equivalent function. None of the members of our Compensation Committee has ever been our employee or one of our officers.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors determines what corporate leadership structure it deems appropriate for the Company based on factors such as the experience of the applicable individuals, the current business environment of the Company, the current stage of development and commercialization of our products and product candidates, as well as other relevant factors.

The Board of Directors is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in 2011, Forms 3, 4 and 5 and in 2012 Form 5’s and 13 G were mostly timely filed with the SEC by such reporting persons except for the following:

QAT Investments did not file timely, and has not filed, on Form 4 or Form 5.

Code of Ethics

We have adopted a code of ethics that applies to all employees, as well as each member of our Board of Directors. Our code of ethics is posted on our website, and we intend to satisfy any disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our code of ethics by posting such information on our website, www.elephanttalk.com. A copy of our code of ethics is also available in print, without charge, upon written request to Schiphol Boulevard 249, 1118 BH Schiphol, The Netherlands. Attn: Alex Vermeulen.

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Audit and Finance Committee Report *

The Audit and Finance Committee of the Board of Directors (the “Committee”) during 2011 was composed of four directors: Phil Hickman, Rijkman Groenink, Jacques Kerrest** and Charles Levine, each of whom was “independent” as defined by the rules of the NYSE MKT Company Guidance. Jacques Kerrest served as chairman of the committee during 2011. The Board of Directors has adopted a written Audit and Finance Committee Charter, which was filed as Annex A to the Company’s 2007 Proxy Statement.

Management is responsible for the Company’s financial statements, financial reporting process and systems of internal control. The Company’s independent auditor is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Committee’s responsibility is to oversee all aspects of the financial reporting process on behalf of the Board of Directors. The responsibilities of the Committee also include engaging and evaluating the performance of the accounting firm that serves as the Company’s independent auditor.

The Committee discussed with the Company’s independent auditor, with and without management present, such auditor’s judgments as to the quality, not just acceptability, of the Company’s accounting principles, along with such additional matters required to be discussed under the Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The Committee has discussed with the independent auditor, the auditor’s independence from the Company and its management, including the written disclosures and the letter submitted to the Committee by the independent auditor as required by the Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”

In reliance on such discussions with management and the independent auditor, review of the representations of management and review of the report of the independent auditor to the Committee, the Committee recommended (and the Board of Directors approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The Committee and the Board of Directors have also, respectively, recommended and approved the selection of the Company’s current independent auditor, which approval is subject to ratification by the Company’s stockholders.

Submitted by:

Audit Committee of the Board of Directors

/s/ Phil Hickman

/s/ Rijkman Groenink

/s/ Charles Levine

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

**	Mr. Jacques Kerrest resigned from the Board on July 9, 2012.

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Executive Compensation

Compensation Discussion and Analysis

This discussion and analysis of compensation arrangements with our named executive officers is intended to provide context for the decisions underlying the compensation paid to our named executive officers in 2011 and should be read together with the compensation tables and related disclosures set forth below.

Administration

Our Board of Directors has established a Compensation Committee that, among other duties, will administer the 2006 Non-Qualified Stock and Option Compensation Plan and the 2008 Long-Term Incentive Plan (the “Incentive Plans”). The Compensation Committee will be composed of directors, whom will be “non-employee directors” within the meaning of Rule 16b-3(b)(3) of the Exchange Act. Members of our Compensation Committee will serve at the pleasure of our Board and recommends to the Board.

The primary goals of our Compensation Committee with respect to executive compensation are to attract and retain the most talented and dedicated executives possible, to assure that our executives are compensated effectively in a manner consistent with our strategy and competitive practice and to align executives’ incentives with stockholder value creation. To achieve these goals, our Compensation Committee, with management’s input, recommends executive compensation packages to our Board of Directors. Although our Compensation Committee has not adopted any formal guidelines for allocating total compensation between equity compensation and cash compensation, we believe it is important for these executives to have equity ownership in our company to provide them with long-term incentives to build value for our stockholders.

In connection with the administration of our Incentive Plan, the Compensation Committee, with respect to awards to be made to any person who is not one of our directors will:

—	determine which employees and other persons will be granted awards under our Incentive Plan;
—	grant the awards to those selected to participate;
—	determine the exercise price for options; and
—	prescribe any limitations, restrictions and conditions upon any awards, including the vesting conditions of awards.

With respect to stock options or restricted stock awards to be made to any of our directors, the Compensation Committee will make recommendations to our Board of Directors as to:

•	which of such persons should be granted stock options, restricted stock awards, performance units or stock appreciation rights;
•	the terms of proposed grants of awards to those selected by our Board of Directors to participate;
•	the exercise price for options; and
•	any limitations, restrictions and conditions upon any awards.

Any grant of awards to any of directors under our Incentive Plan must be approved by our Board of Directors.

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In addition, the Compensation Committee will:

•	interpret our Incentive Plan; and
•	make all other determinations and take all other action that may be necessary or advisable to implement and administer our Incentive Plan.

Our Compensation Objectives

We strive to establish compensation practices and provide compensation opportunities that attract, retain and reward our executives and strengthen the mutuality of interests between our executives and our stockholders in order to motivate them to maximize stockholder value.

The primary goals of our executive compensation program are:

—	Our executive compensation program primarily consists of a base salary, cash incentive payments upon the achievement of corporate objectives and long-term equity-based incentive awards, which historically are in the form of stock.
—	The equity component of our compensation program is designed to align a portion of our executive officer's compensation with the interests of our stockholders to create long term value.

In 2011, the Compensation Committee gathered information from independent sources to determine a list of appropriate peer companies, compensation ranges for the executive officers and recommendations. The Compensation Committee reviewed the recommendations and approved the 2011 compensations to our names executive officers with no changes.

Types of Awards

Our Incentive Plan permits the Compensation Committee to grant the following types of awards.

Stock Options . Stock options are contractual rights entitling an optionee who has been granted a stock option to purchase a stated number of shares of our common stock at an exercise price per share determined at the date of the grant. Options are evidenced by stock option agreements with the respective optionees. The exercise price for each stock option granted under our Incentive Plan will be determined by our Board of Directors or a committee of the Board at the time of the grant, but will not be less than fair market value on the date of the grant. Our Board of Directors or a committee of the Board will also determine the duration of each option; however, no option may be exercisable more than ten years after the date the option is granted. Within the foregoing limitations, the Board of Directors or committee of the Board may, in its discretion, impose limitations on exercise of all or some options granted under our Incentive Plan, such as specifying minimum periods of time after grant during which options may not be exercised. Options granted under our Incentive Plan will vest at rates specified in the option agreement at the time of grant; however, all options granted under our Incentive Plan will vest upon the occurrence of a change of control, as defined in the Incentive Plan. Our Incentive Plan also contains provisions for our Board of Directors or a committee of the Board to provide in the participants’ option award agreements for accelerating the right of an individual employee to exercise his or her stock option or restricted stock award in the event of retirement or other termination of employment. No cash consideration is payable to us in exchange for the grant of options.

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Our Incentive Plan provides that the stock options may either be Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or Non-Qualified Options, which are stock options other than Incentive Stock Options within the meaning of Sections 422 of the Code. Incentive Stock Options may be granted only to our employees or employees of our subsidiaries, and must be granted at a per share option price not less than the fair market value of our common stock on the date the Incentive Stock Option is granted. In the case of an Incentive Stock Option granted to a shareholder who owns shares of our outstanding stock of all classes representing more than 10% of the total combined voting power of all of our outstanding stock of all classes entitled to vote in the election of directors, the per share option price must be not less than 110% of the fair market value of one share of our common stock on the date the Incentive Stock Option is granted and the term of such option may not exceed five years. As required by the Code, the aggregate fair market value, determined at the time an Incentive Stock Option is granted, of our common stock with respect to which Incentive Stock Options may be exercised by an optionee for the first time during any calendar year under all of our incentive stock option plans may not exceed $100,000.

The exercise price for Non-Qualified Options may not be less than the fair market value of our common stock on the date the Non-Qualified Option is granted. Non-Qualified Options are not subject to any of the restrictions described above with respect to Incentive Stock Options. The exercise price of stock options may be paid in cash, in whole shares of our common stock, in a combination of cash and our common stock, or in such other form of consideration as our Board of Directors or the committee of the Board may determine, equal in value to the exercise price. However, only shares of our common stock which the option holder has held for at least six months on the date of the exercise may be surrendered in payment of the exercise price for the options. In no event may a stock option be exercised after the expiration of its stated term.

Stock Appreciation Rights. A stock appreciation right permits the grantee to receive an amount (in cash, common stock, or a combination thereof) equal to the number of stock appreciation rights exercised by the grantee multiplied by the excess of the fair market value of our common stock on the exercise date over the stock appreciation rights’ exercise price. Stock appreciation rights may or may not be granted in connection with the grant of an option. The exercise price of stock appreciation rights granted under the Incentive Plan will be determined by the Board of Directors or a committee of the Board; provided, however, that such exercise price cannot be less than the fair market value of a share of common stock on a date the stock appreciation right is granted (subject to adjustments). A stock appreciation right may be exercised in whole or in such installments and at such times as determined by the Board of Directors or a committee of the Board.

Restricted Stock. Restricted shares of our common stock may be granted under our Incentive Plan subject to such terms and conditions, including forfeiture and vesting provisions, and restrictions against sale, transfer or other disposition as the Board of Directors or a committee of the Board may determine to be appropriate at the time of making the award. In addition, the Board of Directors or a committee of the Board may direct that share certificates representing restricted stock be inscribed with a legend as to the restrictions on sale, transfer or other disposition, and may direct that the certificates, along with a stock power signed in blank by the grantee, be delivered to and held by us until such restrictions lapse. The Board of Directors or a committee of the Board, in its discretion, may provide in the award agreement for a modification or acceleration of shares of restricted stock in the event of permanent disability, retirement or other termination of employment or business relationship with the grantee.

Performance Units. The Incentive Plan permits grants of performance units, which are rights to receive cash payments equal to the difference (if any) between the fair market value of our common stock on the date of grant and its fair market value on the date of exercise of the award, except to the extent otherwise provided by the Board of Directors or a committee of the Board or required by law. Such awards are subject to the fulfillment of conditions that may be established by the Board of Directors or a committee of the Board including, without limitation, the achievement of performance targets based upon the factors described above relating to restricted stock awards.

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Performance Bonus. The Incentive Plan permits grants of performance bonuses, which may be paid in cash, common stock or combination thereof as determined by the Board of Directors or a committee of the Board. The maximum value of performance bonus awards granted under the Incentive Plan shall be established by the Compensation Committee at the time of the grant. An employee’s receipt of such amount will be contingent upon achievement of performance targets during the performance period established by the Compensation Committee.

Compensation of Executive Officers Summary Table

The following table sets forth all annualized compensation paid to our named executive officers at the end of the fiscal years ended December 31, 2011 and 2010. Individuals we refer to as our "named executive officers" include our Chief Executive Officer, Chief Technology Officer, Chief Financial Officer, Chief Commercial Officer, Chief Executive Officer of ValidSoft and General Counsel.

SUMMARY COMPENSATION TABLE

Name and principle position	Year (f)	Salary ($)		Bonus Stock Awards ($) (1)		Stock Awards ($)(1)		Total ($)
Steven van der Velden	2010	$0		$		$955,661	(2)	$955,661
(President and CEO)	2011	$0			$46.412	$377,722	(2)	$424,134
Martin Zuurbier	2010	$206,655	(a)	$		$301,788	(3)	$508,443
(COO,CTO)	2011	$218,400	(a)		$37,974	$40,436	(3)	$296,810
Mark Nije	2010	$182,811	(b)	$		$301,788	(4)	$484,598
(Chief Financial Officer)	2011	$193,200	(b)		$31,090	$71,438	(4)	$295,728
Patrick Carroll	2010	$182,811	(c)	$		$301,788	(5)	$484,598
(CEO ValidSoft)	2011	$193,200	(c)		$31,090	$102,028	(5)	$327,137
Willem van den Brink	2010	$59,612	(d)	$		$21,343	(6)	$80,955
(Chief Commercial Officer)	2011	$252,000	(d)	$		$89,291	(6)	$341,291
Alex Vermeulen	2010	$143,069	(e)	$		$150,894	(7)	$293,963
(General Counsel)	2011	$151,200	(e)		$18,654	$14,521	(7)	$184,375

(1)	The amounts included in these columns are the aggregate fair values of the awards granted by the Company to the executives in the fiscal year in lieu of salary and bonus, valued in accordance with Accounting Standards Codification (ASC) Topic 718 for the fiscal years ended December 31, 2010 and December 31, 2011. Pursuant to SEC rules, the amounts in these columns exclude the impact of estimated forfeitures related to service-based vesting conditions. The share prices used for 2011 calculations in this table are the share prices of the last trading day of each preceding quarter of grant. The calculations do include exchange differences as the basic salary and subsequent bonus in 2011 has been agreed upon in euro. Payment can be elected either in cash or in shares in lieu of salary and bonus. When officers opt for payment in shares there is a 25% discount on the 'purchase' price. The amounts however are shown at fair market value by using the share price of the preceding month closing price. In principle officers might earn approximately 33% more than the 'agreed' cash salary when they have chosen for 100% compensation in shares.

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(2)	Comprised of 546,096 shares in 2010 and 157,147 shares in 2011 of restricted stock granted as salary and bonus
(3)	Comprised of 172,450 shares in 2010 and 30,564 shares in 2011 of restricted stock granted as salary and bonus
(4)	Comprised of 172,450 shares in 2010 and 38,078 shares in 2011 of restricted stock granted as salary and bonus
(5)	Comprised of 172,450 shares in 2010 and 49,625 in 2011 shares of restricted stock granted as salary and bonus
(6)	Comprised of 9,304 shares in 2010 and 33,084 shares in 2011 of restricted stock granted as salary.
(7)	Comprised of 86,225 shares in 2010 and 13,404 shares in 2011 of restricted stock granted as salary and bonus

(a)	These amounts have been agreed and paid in euro. Amount for 2010 is EUR 156,000 and for 2011 EUR 186,000.
(b)	These amounts have been agreed and paid in euro. Amount for 2010 is EUR 138,000 and for 2011 EUR 156,000.
(c)	These amounts have been agreed and paid in euro. Amount for 2010 is EUR 138,000 and for 2011 EUR 138,000.
(d)	These amounts have been agreed and paid in euro. Amount for 2010 is EUR 45,000 (only 3 months) and for 2011 EUR 180,000.
(e)	These amounts have been agreed and paid in euro. Amount for 2010 is EUR 108,000 and 2011 is EUR 126,000.
(f)	In regards to the 2012 bonus; The Compensation Committee is yet to determine the level of achievement of the 2011 performance targets. Depending on the level of achievement, the following executive officers may be eligible to receive certain cash bonus up to certain percentage of their base salary as follows:

			Threshold	On Target	Maximum
•	Steven van der Velden	60%	$0	$190,289	$380,578
•	Martin Zuurbier	50%	$0	$158,574	$317,148
•	Pat Carroll	50%	$0	$146,055	$292,110
•	Mark Nije	40%	$0	$116,844	$233,688
•	Alex Vermeulen	35%	$0	$70106	$140,213

The bonus may be paid in cash, common stock or combination as determined by the Compensation Committee. For further detail; see discussion under ‘Incentive Bonus Executive Officers’ in this Item.

Narrative Disclosure to Summary Compensation Table.

Consultancy and Employment Agreements

We currently have the following agreements with our executive directors and officers:

Steven van der Velden, President and Chief Executive Officer - We have a consultancy agreement with QAT Investments SA and QAT II Investments SA (the “QAT Companies”) for the provision of the services of Mr. van der Velden as President and Chief Executive Officer.. The QAT companies are paid for the services of Mr. Van der Velden as base compensation € 228,000 per year, of which 100% is paid in the form of restricted common stock, which is consistent with prior years.  Mr. Van der Velden receives no fees (cash or stock) for serving on our Board of Directors.

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Martin Zuurbier, Operations/Chief Technical Officer - We intend to enter into a consultancy agreement with Interact W.L.L., a fully owned entity by Mr. Zuurbier, which will provide for the continued services of Mr. Zuurbier as Chief Technical Officer.  Interact is paid € 228,000 per year for the services of Mr. Zuurbier. Mr. Zuurbier receives no fees (cash or stock) for serving on our Board of Directors.

Mark Nije, Chief Financial Officer, - We intend to enter into a consultancy agreement with LMI Europe B.V, a wholly owned entity by Mr. Nije, which will provide for the continued services of Mr. Nije as Chief Financial Officer.. LMI Europe B.V. is paid € 210,000 per year for the services of Mr. Nije.

Patrick Carroll, Chief Executive Officer of ValidSoft, a 100% subsidiary of the Company,- We have a consultancy agreement with Mr. Carroll which provides for his services in his services as Chief Executive Officer. Mr. Carroll is paid € 210,000 per annum, of which 34% is paid in the form of restricted common stock, which is consistent with prior years.

Alex Vermeulen, Chief General Counsel,- We intend to enter into a consultancy agreement with Scere Company Italy SRL, a fully owned entity by Mr. Vermeulen, which will provide for the continued services of Mr. Vermeulen as Chief General Counsel. Scere Company Italy SRL is paid € 144,000 per annum for the services of Mr. Vermeulen.

None of the existing agreements include any provisions to any severance benefit, neither when the Executive Officer’s employment is terminated by him with or without good reason, nor if the Executive Officer is terminated by the Company with or without cause. The company is investigating any such future policies, in particular with respect to any termination or change-in-control.

Also included in the existing agreements is the Executive Officer’s assumption of liabilities that arise out of these consultancy agreements on the impact of accounting and tax treatments.

Incentive Bonus Executive Officers

It is the Compensation Committee's objective to have a substantial portion of each executive officer's compensation contingent upon the achievement of corporate objectives. At the beginning of each year, our Chief Executive Officer discusses corporate objectives with the Compensation Committee to be used in the bonus plan. The Compensation Committee reviews the objectives with the Chief Executive Officer and then approves the objectives. In 2011, the Compensation Committee approved the corporate objectives with modifications from the suggested objectives. In 2011, each of our named executive officers was eligible to receive a cash bonus up to a percentage of their base salary as follows:

•	Steven van der Velden	60%
•	Martin Zuurbier	50%
•	Pat Carroll	50%
•	Willem van den Brink	50%
•	Mark Nije	40%
•	Alex Vermeulen	35%

The target bonus amounts are established by the Compensation Committee at the beginning of each year and are based primarily on the Compensation Committee's understanding of the compensation arrangements for similar positions in the industry.

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The bonus amounts may be paid in cash, common stock or combination thereof as determined by the Compensation Committee.

At the end of the year, our Chief Executive Officer evaluates the achievement of the corporate objectives and then recommends an incentive payment for each of the executive officers to the Compensation Committee, which advises the board to decide within its full discretion. In 2011, the corporate objectives on which our executive compensation was based, and their achievement, were as follows:

•	Cash flow	33.3%
•	Revenue	33.3%
•	Deal closure	33.3%

Cash Flow and Revenue targets will only count if the target is met in full. If the Revenue target is exceeded, the bonus for this category will be raised pro rata with a cap of 100%.

By the structure of the corporate objectives, including and attaching these to the overall company performance, the bonus incentives build value for our stockholders.

Any bonus allocation on performance levels of any Executive Officer is only done in retrospect, based on achieved targets and executed performance in the previous fiscal year and no pre-funding in the existing fiscal year is included, as a policy to avoid possible adjustment or recovery of awards or payments, would performance upon which they are based be restated or otherwise adjusted in a manner that would reduce the size of an award or payment.

Grant of plan-based awards table

The following table sets forth awards made to the executive officers in 2011 under all the existing plans:

Grant of plan-based awards

Name and principle position	Grant Date	Other Stock Awards: Number of Shares (#)	Grant Date Fair Value of Stock and Options Awards
Steven van der Velden	03-01-2012	36,567		$99,462
(President and CEO)			$
Patrick Carroll	03-01-2012	11,547		$31,409
(CEO ValidSoft)			$
Willem van den Brink	03-01-2012	7,698		$20,939
(Chief Commercial Officer)			$

The Company elected to issue the compensation shares to the above executive officers from the shares authorized under its Amended and Restated 2008 Long-Term Incentive Compensation Plan (“2008 Plan”)

The amounts included in these columns are the aggregate fair values of the awards granted by the Company to the executives in the fourth quarter of 2011 in lieu of salary, valued in accordance with ASC 718 for the fiscal year ended December 31, 2011, where payment was done in shares in lieu of salary. When officers opt for payment in shares there is a 25% discount on the 'purchase' price. The amounts in these columns exclude the impact of estimated forfeitures related to service-based vesting conditions. The share prices used for calculations in this table are the share prices of the last trading day of each preceding quarter of grant. The calculations take into consideration exchange differences as the agreed basic salaries for 2011 were denominated in euro. In principle, an executive officer may earn approximately 33% more than the agreed cash salary if the executive officer chooses to be compensated in stock only.

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Compensation of Non- Executive Directors Summary Table

The following table represents compensation paid in 2011 to our non-executive directors.

Name	Fees Earned or Paid in Cash ($)	Stock Award ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Johan Dejager	$0	$109,352	$0	$0	$0	$0	$109,352
Yves van Sante	$0	$109,352	$0	$0	$0	$0	$109,352
Roderick de Greef	$48,125	$54,262	$0	$0	$0	$0	$102,387
Phil Hickman	$11,204	$186,642	$0	$0	$0	$0	$197,846
Jacques Kerrest	$21,250	$28,333	$0	$0	$0	$0	$49,583
Charles E. Levine	$8,333	$11,111	$0	$0	$0	$0	$19,444
Rijkman Groenink	$0	$105,000	$0	$0	$0	$0	$105,000

In 2011 the compensation to our non-executive directors was paid for a minimum of 50% in shares. Compensation was paid per quarter in arrear, whereby the conversion of cash in shares was done at the average ETAK closings of the 10 days prior to the start of the quarter discounted for 25%. This is in line with our policy to stimulate as much as possible conversion in shares to improve our cash position. The shares for Johan Dejager and Yves van Sante were issued to QAT Investments and QAT II Investments, with which the Company has an agreement for the provision of the services of the gentlemen. Yves van Sante resigned as Board member per August 1, 2011 and became per the same date Observer. The compensation due to QAT for his services remained at the same level as before.

Rijkman Groening was appointed to the Board on April 1, 2011, Jacques Kerrest was appointed on Aug 1, 2011 and later resigned from the Board on July 9, 2012, and Charles Levine was appointed on October 27, 2011.

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PROPOSAL 2

APPROVAL OF OUR issuance of shares in connection with the
conversion and stock payment pursuant to certain 8% senior secured convertible notes issued on March 30, 2012

General

On March 30, 2012, we consummated a private placement (the “March 2012 Private Placement”) of certain senior secured convertible notes (the “Convertible Notes” or “Notes”) in the principal amount of $8,800,000 to five accredited investors (the “Holders”) pursuant to a Securities Purchase Agreement on the terms set forth below. We received gross proceeds of $8,000,000, after the $800,000 original issue discount. In connection with the Private Placement, we entered into the following transaction agreements: a Security Purchase Agreement (the “SPA”), the Convertible Notes, the Escrow Agreements, the Security Agreement, the Subsidiary Guaranty Agreement, the Voting Agreement and the Registration Rights Agreement.

The Convertible Notes bear an annual interest rate of 8% of the principal amount and mature on May 1, 2014. The monthly installment payments (constituting interest and amortization) in the aggregate amount of $ 2,273,718 for the first year were reserved and placed in escow to ensure payment of the monthly installments. We can elect, on a monthly basis, to pay the full installment amount or parts thereof in our common stock at an amount equal to 90% of the average of the five lowest volume weighted average prices (“VWAP|”) of the common stock during the twenty (20) trading days immediately prior to such installment on the trading day payment date. The remaining amount of $5,726,282 was made available to us immediately at closing of the transaction. In the first year, if we elect to pay a monthly installment in common stock, the equivalent cash installment amount will be released from the escrow to us.

The Convertible Notes are convertible at the option of the Holders into our common stock at a fixed conversion price of $2.61 (the “Fixed Conversion Price”), which equals to 115% of the trailing 30 day closing price prior to closing of the transaction. Twelve months after the issuance date, the Notes are automatically convertible at the Fixed Conversion Price, if the price of our common stock, for any consecutive 30 days, close at or above 150% of the Fixed Conversion Price.

Negative Covenant

According to the terms of the Securities Purchase Agreement we are subject to the following negative covenants: (i) not to create any pledge, mortgage or other grant of security interest on any of its assets without the Holders’ prior written consent; (ii) not to create or assume any indebtedness that is senior to the Notes without the Holders’ prior written consent; (iii) not to guarantee any indebtedness of any of our subsidiaries or any other person with certain exceptions; (iv) not to declare or make any restricted payments, which include, among other things, dividend or distribution on any class of our capital stock.

Events of Default

According to the terms of the Convertible Notes, the following events, among other things, may be deemed as or result in an event of default:

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☐	Suspension of trading for a period of 5 days or for more than an aggregate of 10 days in any 365-day period;

☐	Failure to deliver the required number of shares of common stock within 3 days after an applicable conversion date;

☐	Failure to pay any amount of principal, interest, and/or late charges when and as due under the Convertible Notes, including failure to pay any redemption payments;

☐	The Company or any of its subsidiaries which is a party to the Security Agreement and Subsidiary Guaranty Agreement defaults on any indebtedness as defined in the SPA;

☐	Failure to hold a special stockholders meeting to approve the issuance in full of all conversion shares and stock payment shares in according to the NYSE Amex rules within the required period;

If an event of a default occurs, the Holder may declare all of the then outstanding principal of the affected Note and all other Notes held by the Holder, including any interest and unpaid late charges, to be due and payable immediately with certain exceptions. In the event of such acceleration, the amount due and owing to the Holder shall be 110% of the outstanding principal held by the Holder. In addition, such acceleration triggers default under the Security Agreement, as a result of which, the Holder may foreclose on our subsidiaries’ assets.

Reserved Shares and Other Limitations

We are required to initially reserve a number of common stock equal to 225% of the entire principal amount of the Notes at the Fixed Conversion Price (the “Reserved Shares”). The Notes include certain beneficial ownership limitations applicable to the conversion of the Notes. At no time will a holder be entitled to convert any portion of the Notes if, after such conversion the Holder would beneficially own more than 4.9% of the then issued and outstanding shares of common stock. The Holder may increase or decrease this limitation percentage not in excess of 9.9% upon a 61 day prior written notice to us.

In addition, the Holders are not entitled to convert any portion of the Note if, after such conversion, the issuance of the conversion shares would be in excess of 20% of the then issued and outstanding shares and thus require stockholder approval pursuant to NYSE Amex rules, unless such stockholder approval is obtained or a legal opinion is obtained stating no stockholder approval is required.

Stockholder Approval and Voting Agreement

Notwithstanding the fact that the issuance of the shares of common stock in connection with the Private Placement does not require stockholder approval pursuant to NYSE Amex rules, we agreed to hold a stockholders meeting for the purpose of approving the issuance in full of all conversion shares and stock payment shares within 120 days from the closing date. In June 2012, the Holders and the Company entered into certain amendments to the SPA and the Notes pursuant to which the Holders agreed that the Company could hold the stockholder meeting within 180 days from the closing date. Further, following a Launch Failure, we will use reasonable best efforts, within 45 days of the date of such Launch Failure (or 60 days after the date of Launch Failure if the proxy statement is reviewed by the SEC), to hold a special stockholders meeting for the purpose of amending our certificate of incorporation to increase the authorized number of shares of common stock from 250,000,000 shares to 350,000,000 shares.

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Under the Voting Agreement, stockholders representing beneficial ownership of more than 36% of the issued and outstanding shares as of March 9, 2012 agreed to vote in favor of the proposal to approve the Securities Purchase Agreement.

Security Interests

Our payment obligations under the Convertible Notes are secured by a first priority security interest over substantially all the assets of the Company and our subsidiaries pursuant to the Security Agreement and guaranteed by our subsidiaries pursuant to the Subsidiary Guaranty Agreement.

The Company and its subsidiaries have agreed to grant a continuing security interest in and to all of their assets to secure the prompt and complete payment, observance and performance of the Company’s obligation under the transactional agreements.

Registration Requirements

 Pursuant to the Registration Rights Agreement, we are obligated to register the shares of common stock in connection with the Convertible Notes pursuant to certain mandatory registration rights granted to the Holders. Within 30 days of the closing, we are required to file a registration statement on Form S-3 covering the resale of all the shares issuable under the Notes and any additional shares issuable with respect to the Notes as a result of any stock split, stock dividend, recapitalization, exchange, anti-dilution adjustment to the Notes or similar event or otherwise, without regard to any limitation on the issuance of shares under the Notes. We agreed to cause such initial registration statement to be effective within 120 days of closing of the Private Placement. We filed the initial registration statement on May 4, 2012 and it was declared effective on May 8, 2012.

 We will be required to pay liquidated damages of 1% of each Holder’s initial investment (the amount after the original issuance discount) on each of the following dates: (i) 30th day of closing if such initial registration statement is not file (“Filing Failure”), (ii) 30th day of closing if such initial registration statement is not declared effective (“Effectiveness Failure”), (iii) the initial day of a maintenance failure as defined in the Registration Rights Agreement (“Maintenance Failure”); (iv) on the thirtieth day after the date of a Filing Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Filing Failure is cured; (v) on the thirtieth day after the date of an Effectiveness Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Effectiveness Failure is cured; and (vi) on the thirtieth day after the date of a Maintenance Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Maintenance Failure is cured.

Exemption

The Convertible Notes were issued pursuant to the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended and Regulation D thereunder.

Copies of the SPA, the Convertible Notes, the Escrow Agreements, the Security Agreement, the Subsidiary Guaranty Agreement, the Voting Agreement and the Registration Rights Agreement were attached as Exhibit 10.28, Exhibit 10.29, Exhibit 10.30, Exhibit 10.31, Exhibit 10.32 and Exhibit 10.33, respectively, to our annual report on Form 10-K filed on March 30, 2012. The foregoing summaries do not purport to be complete and are qualified in their entirety by such documents.

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Potential Issuances of Shares

Table I.

The following table provides the number of shares that would be issued to the Holders through April 1, 2013 if the Company elects to pay the interest under the convertible notes to each Holder in shares of common stock in lieu of cash payments. It should be noted that, to date, the Company has paid the monthly amortized principal and interest payments in cash.

	Total Interest (through 4/1/2013)	Price Per Share	Total Shares to be Issued
Conversion Price (1)	$653,717.00	$1.143	571,931
10% Premium to the Conversion Price	$568,646.00	$1.257	452,276
10% Discount to the Conversion Price	$490,200.00	$1.029	476,524

(1) Price per share is calculated by taking 90% of the VWAP on the trading day immediately proceeding the date on which the Company elects to pay an installment payment in shares of common stock. For purposes of this table, we have used the VWAP on 8/14/2012.

Table II.

The following table sets forth, based on 114,376,209 shares of common stock outstanding as of July 31, 2012, the number of shares that would be outstanding following the Company’s issuance of shares representing an aggregate of 4.9%, 9.9% and 19.9% of the total shares outstanding to the Holders.

	Pre-Issuance	Post-Issuance
4.9% of Total Shares Outstanding	5,604,434	119,980,643
9.9% of Total Shares Outstanding	11,323,245	125,699,454
19.9% of Total Shares Outstanding	22,760,866	137,137,075

The affirmative vote of the majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter as of the record date is required to approve our issuance of shares in connection with the conversion and stock payment pursuant to certain 8% senior convertible notes issued on March 30, 2012. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF OUR issuance of shares in connection with the conversion and stock payment pursuant to certain 8% senior secured convertible notes issued on March 30, 2012.

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PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF THE

COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2012

On [ ● ], the Audit Committee of the Board of Directors appointed the firm of BDO USA, L.L.P (“BDO”) to serve as the Company’s independent auditors for the Company’s fiscal year ended December 31, 2012. The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification.  However, the Company is submitting this matter to its stockholders as a matter of good corporate governance.  Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.  If the appointment is not ratified, the Board will consider its options.

Audit Fees. The aggregate fees billed by BDO for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2011 and 2010 totaled $273,000 and $299,800, respectively. The above amounts include interim procedures as audit fees as well as attendance at audit committee meetings.

Audit-Related Fees. The aggregate fees billed by BDO for audit-related fees for the years ended December 31, 2011 and 2010 were $0 and $0, respectively.

Tax Fees. The aggregate fees billed by BDO for professional services rendered for tax compliance, for the years ended December 31, 2011 and 2010 were $0 and $0 respectively.

All Other Fees. None.

The Audit Committee of our Board of Directors has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit, tax and non-audit services provided by BDO in 2011 and 2010 consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee chairperson has been designated by the Audit Committee to approve any audit-related services arising during the year that were not pre-approved by the Audit Committee. Any non-audit service must be approved by the full Audit Committee. Services approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by BDO. [What percentage of the services described above were approved by the audit committee? – 100?, if more than 50%, what percentage of the total time expended on such services were done by persons other than BDO’s full-time, permanent employees?]

Changes In and Disagreements With Accountants on Accounting and Financial Disclosure. None.

A representative of BDO is expected to attend the Meeting, will have the opportunity to make a statement should they desire to do so and to respond to appropriate questions.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE AUDIT COMMITTEE’S APPROVAL OF THE APPOINTMENT OF BDO USA, L.L.P. AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012.

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PROPOSAL 4

To conduct an advisory vote on executive compensation

The SEC has adopted final rules requiring public companies to provide stockholders with periodic advisory (non-binding votes) on executive compensation, also referred to as “say-on-pay” proposals. We are presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse our equity compensation program for the named executive officers listed under “Corporate Governance” in this Proxy Statement by voting for or against the following resolution.

“RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby approved.”

Pursuant to Rule 14a-21 of the Exchange Act, this vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.  The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.

Required Vote

In voting to approve the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting.  This matter will be decided by the affirmative vote of a majority of the votes cast at the Annual Meeting.  On this matter, abstentions will have no effect on the voting.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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Proposal 5

To conduct an advisory vote on the frequency of future advisory votes on executive compensation

The SEC has also adopted final rules requiring public companies to hold an advisory (non-binding) vote on the frequency of holding say-on-pay votes. Accordingly, as required by the SEC's rules, we are including this proposal to give our stockholders the opportunity to inform us as to how often they wish the Company to include a say-on-pay proposal, similar to Proposal 4, in our proxy statements.

We are presenting the following proposal, which gives you, as a stockholder, the opportunity to inform us as to whether you wish us to hold an advisory (non-binding) vote on executive compensation once every (1) one year, (2) two years, or (3) three years, or you may abstain from voting on the proposal set forth in the following resolution.

"RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company's named executive officers as set forth in the Company's Proxy Statement for the 2012 Annual Meeting of Stockholders should be every year, every two years, or every three years."

The Board recommends that you vote for every three (3) years as the desired frequency for the Company to hold a non-binding, advisory vote of the stockholders on executive compensation. We believe this frequency is appropriate for the reasons set forth below:

•        Our equity compensation program for the named executive officers is designed to support long-term value creation, and a vote every three years will allow the stockholders to better judge the equity compensation program in relation to our long-term performance. We strive to ensure management's interests are aligned with stockholders' interests to support long-term value creation through our equity compensation program. To that end, we grant equity awards to vest over multi-year periods of service to encourage our named executive officers to focus on long-term performance, and recommend a vote every three years, which would allow the equity compensation to be evaluated over a similar time-frame and in relation to long-term performance.

•        A vote every three (3) years will provide the Board and the compensation committee with the time to thoroughly respond to stockholders' sentiments and implement any necessary changes. The Board and the compensation committee will carefully review changes to the executive compensation to maintain the effectiveness and credibility of the program, which is important in motivating and retaining our named executive officers. The Board therefore believes that a vote every three years is an appropriate frequency to provide the Board and the compensation committee sufficient time to thoughtfully consider stockholder's input and to implement any changes to the equity compensation program, in light of the timing that would be required to implement any decisions related to such changes.

•        We will be open to input from our stockholders regarding the executive compensation program during the period between stockholder votes. We are open to input from stockholders regarding board and governance matters, as well as the equity compensation program. We believe that the stockholders' ability to contact us and the Board at any time to express specific views on executive compensation, hold us accountable to stockholders and reduce the need for and value of more frequent advisory votes on executive compensation.

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THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE TO HAVE THE NON-BINDING VOTE ON EXECUTIVE COMPENSATION OCCUR EVERY “THREE YEARS.”

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OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Company’s Board of Directors.

Securities Outstanding

As of the close of business on the Record Date there were 114,376,209 shares of Common Stock outstanding. As of the Record Date, no shares of Company preferred stock were issued or outstanding. Stockholders are entitled to one vote for each share of Common Stock owned.

Other Business

The Company’s Board of Directors knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Beneficial Ownership of Principal Stockholders, Officers and Directors

The following table sets forth, based on 114,376,209 shares of common stock outstanding as of July 31, 2012, certain information as to the stock ownership of each person known by us to own beneficially five (5%) percent or more of the outstanding common stock, of each of the our named officers and directors who owns any shares and of all officers and directors as a group. In computing the outstanding shares of common stock, the Company has excluded all shares of Common Stock subject to options, warrants or other securities that are not currently exercisable or exercisable within 60 days and are therefore not deemed to be outstanding and beneficially owned by the person holding the options, warrants or other securities for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. Unless otherwise indicated, the address for each person listed below is c/o Elephant Talk Communications, Corp., Schiphol Blvd 249, 1118 BH Schiphol, The Netherlands.

Name of Beneficial Holder	Number of Shares of Common Stock Owned*		Percent of Class as of July 31, 2012
Rising Water Capital AG	32,084,518	(2)	26.68%
CMV Invest II CVA	8,689,660	(3)	7.27%
Patrick Carroll	260,168		(1)
Q.A.T. Investments SA	17,542,475	(4)(5)	15.22%
Q.A.T. II Investments SA	27,014,012	(6)	19.97%
Phil Hickman	340,616	(8)	(1)
Rijkman Groenink	65,599		(1)
Martin Zuurbier	702,732	(7)	(1)
Johan Dejager	3,319,612	(10)	2.87%
Mark Nije	745,816	(9)	(1)
Charles Levine	17,556		(1)
Alex Vermeulen	292,132	(11)	(1)
Steven van der Velden	8,689,660	(12)	7.27%
All Officers and Directors as a Group	14,433,891		11.94%

*	Calculated in accordance with Rule 13d-(3)(d)(1) under the Securities Exchange Act of 1934.

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(1)	Less than one percent
(2)	Includes warrants to purchase 5,915,487 shares of our common stock
(3)	Includes warrants to purchase 5,213, 796 shares of our common stock
(4)	Includes 51.3% of the aggregate shares owned directly by RWC. QAT holds a 51.3% ownership interest in RWC.
(5)	Includes warrants to purchase 892,930 shares of our common stock
(6)	Includes warrants to purchase 20,893,081 shares of our common stock
(7)	Mr. Zuurbier, our CTO, has voting and dispositive power of the shares of common stock held by Interact W.L.L. an entity he 100% owns.
(8)	Mr. Hickman, a director, has voting and dispositive power of the shares of common stock held by PGH Business Solutions Ltd., an entity he 100% owns. Includes warrants to purchase 42,373 shares of our common stock
(9)	Mr. Nije, our CFO, has voting and dispositive power of the shares of common stock held by LMI Europe B.V., an entity he 100% owns.
(10)	Includes warrants to purchase 1,328,576 shares of our common stock.
(11)	Mr. Vermeulen, General Counsel, has voting and dispositive power of the shares of common stock held by Scere Company Italy SRL, an entity he 100% owns.
(12)	Consists of shares owned by CMV Invest II CVA. Mr. Van der Velden owns 40.75% of CMV Invest II CVA. The number here excludes shares directly owned by RWC, QAT Investment SA, QAT Investments II SA and CMV Invest CVA. Mr. Van der Velden has certain percentage of ownership of the below entities. However, he does not control the right to vote or dispose of such shares.

•	RWC: 34% through Interfield Consultancy Ltd. which is 100% by Mr. Van der Velden
•	QAT Investments SA : 30.79%
•	QAT Investments II SA: 24,17%
•	CMV Invest CVA: 27.25%

Certain Relationships and Related Transactions

Our Audit and Finance Committee, among other duties, is charged to review and approve in advance any proposed related party transactions and report to the full Board of any approved related party transactions. The Audit and Finance Committee and our independent directors independently reviewed and approved the transactions described below.

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On April 2, 2012, the Company provided a loan of approximate $550,874 (€438,000) to Elephant Security BV. The loan carries an interest rate of 7% per annum and has a maturity date of June 30, 2012. Elephant Security BV is an entity that is majority owned by QAT Investments SA, a related party of the Company.

On June 11 and 29, 2012 the Company entered into loan agreements with Modale BV (previously known as Elephant Security I BV), a company in which Elephant Security BV holds a 33.33% ownership interest, to provide loans of $42,762 (€34,000) and $18,866 (€15,000) respectively. The loans carry an interest rate of 7% per annum and have a maturity date of December 31, 2012.

We believe that the terms of this loan were as favorable to us or our affiliates as those generally available from unaffiliated third parties.

All future transactions between us and our officers, directors or five percent stockholders, and respective affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by our Audit and Finance Committee.

Deadline for Submission of Stockholder Proposals for 2013 Annual Meeting of Stockholders

Stockholders may present proposals for inclusion in the Proxy Statement for the 2013 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company before June 7, 2013. Proposals submitted later than June 7, 2013 will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2013 Proxy Statement.

Stockholder Communications

Stockholders wishing to communicate with the Board of Directors may direct such communications to the Board of Directors c/o the Company, Attn: Alex Vermeulen. Mr. Vermeulen will present a summary of all stockholder communications to the Board of Directors at subsequent Board of Directors meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s 2011 Annual Report to Stockholders, which includes the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. Such Report constitutes the Company’s Annual Report to its Stockholders for purposes of Rule 14a-3 under the Exchange Act. Such Report includes the Company’s audited financial statements for the 2011 fiscal year and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Alex Vermeulen, General Counsel and Secretary of the Company, at 31 20 6535916

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